                                                                    EXHIBIT 10.3


                             WASTE MANAGEMENT, INC.
                             1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                        (AS AMENDED - NOVEMBER 10, 1998)
                                 CONFORMED COPY

         1. PURPOSE. The principal purpose of this 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to benefit WASTE MANAGEMENT, INC. (the "Company") and its subsidiaries through offering its directors who are not officers or full-time employees of the Company or any of its subsidiaries an opportunity to become holders of stock in the Company, thereby giving them a stake in the growth and prosperity of the Company, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

         2. ADMINISTRATION. The Plan shall be administered by the Executive Committee of the Board of Directors (the "Committee"), whose interpretation of the terms and provisions of the Plan and whose determination of matters pertaining to options granted under the Plan shall be final and conclusive."

         3. ELIGIBILITY. Options shall be granted under this Plan only to members of the Board of Directors who are not officers or full-time employees of the Company or any of its subsidiaries (each such director receiving options granted under the Plan and each other person entitled to exercise an option granted under the Plan is referred to herein as an "Optionee").

         4. GRANT OF OPTIONS. (a) An option under which a total of 10,000 shares of the common stock of the Company may be purchased from the Company shall be automatically granted to each eligible director of the Company on the first business day of January of each year in which such eligible director is still serving as a director (whether or not such director's term has been continuous). Notwithstanding the foregoing, the Committee may provide for an annual option grant for the purchase of a different number of Company shares and for such additional grants to eligible persons under this Plan as the Committee may in its discretion determine. The aggregate number of shares which shall be available to be so optioned under this Plan shall be 1,400,000 shares. Such number of shares, and the number of shares subject to options outstanding under the Plan, shall be subject in all cases to adjustment as provided in Paragraph 10 hereof. No option shall be granted under the Plan subsequent to January 1, 2006.

         (b) Notwithstanding any of the foregoing to the contrary, in the event an option expires or is terminated or canceled unexercised as to any shares of common stock, such released shares may again be the subject of an option granted under the Plan. Shares subject to options may be made available from unissued or reacquired shares of common stock.

         (c) Nothing contained in the Plan or in any option granted pursuant thereto shall in itself confer upon any Optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the restated certificate of incorporation or by-laws of the Company or applicable law.

         5. OPTION PRICE. Subject to adjustment under Paragraph 10 hereof, the option price shall be the fair market value, on the date as of which the option is granted, of the stock subject to the option, which shall be, for purposes of this Paragraph, the lowest trading price of the Company's common stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Southwest Edition) (or, if the Company's common stock is not then traded on the New York Stock Exchange, on the principal market where such common stock is actively traded) on the date as of which the option is granted.

         6. DURATION OF OPTIONS; VESTING. Subject to the provisions of Paragraph 8 hereof, each option shall be for a term of ten years. Each option shall become exercisable with respect of 100% of the total number of shares subject to the option on the first anniversary of the date of grant.

         7. EXERCISE OF OPTION. (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash, by check, or a "cashless-broker" exercise pursuant to procedures established by the Committee from time to time, by a promissory note in the form specified by the Company and payable to the Company 15 business days after the date of exercise of the option, by shares of the Company's common stock or by a combination of these methods of payment. For this purpose, the per share value of the Company's common stock shall be the fair market value on the date of exercise (or if the date of exercise is not a trading day on the trading day next preceding the date of exercise), which shall be, for purposes of this Paragraph, the average of the highest and lowest sales price of the Company's common stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal, Southwest Edition) (or, if the Company's common stock is not then traded on the New York Stock Exchange, on the principal market where such common stock is actively traded) on such date.

         (b) At the time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representatives, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his or her exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in consideration with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         8. TERMINATION-EXERCISE THEREAFTER. (a) In the event an Optionee ceases to be a director of the Company for any reason other than death, permanent disability, resignation or retirement, such Optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately.

         (b) In the event of death, permanent disability (as the term is defined in the Social Security Act, as now in effect or as it shall be subsequently amended), resignation or retirement, the vesting of any unvested options shall accelerate and such options may be exercised in full by the Optionee or, if the Optionee is not living, by the Optionee's heirs, legatees, or legal representatives, as the case may be, at any time during its specified term after the date of death, permanent disability, resignation or retirement.

         9. TRANSFERABILITY. (a) Except as provided in subparagraph (b) below, no Option will be transferable by an Optionee other than by will or the laws of descent and distribution and Options will be exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's legal representative.

         (b) Notwithstanding the foregoing, Options may be transferred (in whole or in part in a form approved by the Company) by an Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the Optionee, or (iii) a partnership in which such Immediate Family Members and, if applicable, the Optionee are the only partners. Following any such transfer, the Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to the transfer. A transferee of an Option may not transfer the Option except to an Immediate Family Member or the Optionee.

         10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted, (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, for each share of common stock then subject to the Plan and for each share of common stock then subject to an option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of common stock of the Company will be entitled pursuant to the transaction, and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors shall provide for an equitable adjustment in the number of shares of common stock then subject to the Plan and to each share of common stock then subject to an option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

         11. CHANGE IN CONTROL. (a) Any option granted under the Plan prior to the date of a "Change in Control" shall be immediately exercisable in full on such date, without regard to any times of exercise established under the Paragraph 6 hereof. The term "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

                  (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

                  (ii) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 75% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                  (iv) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director of the Company was approved by a vote of at least two-thirds of such directors of the Company then still in office who were directors of the Company at the beginning of any such period.

         12. AMENDMENT OF PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time, provided, however, that the Plan may not be amended more than once every six months except to comport with the changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1976, as amended, or the rules and regulations under each, and provided further, that no such amendment or discontinuance shall (a) without the consent of the Optionee change or impair any option previously granted, or (b) without the approval of the holders of a majority of the shares of voting common stock of the Company which are present or represented at a duly held stockholders' meeting, (i) increase the maximum number of shares which may be purchased by all eligible directors pursuant to the Plan, (ii) change the purchase price, or (iii) change the option period or increase the time limitations on the grant of options.